Disposal of a Subsidiary	12 Months Ended
Sep. 30, 2025
Discontinued Operations and Disposal Groups [Abstract]
Disposal of a Subsidiary

16. Disposal of a Subsidiary

On July 8, 2024, QBS System entered into agreement with Mr. Wong Ka Ki, the sole director of QBS Pty and one of the substantial shareholders of Mericorn Company Limited until January 21, 2026, to dispose of 100% shares in QBS Pty to Mr. Wong Ka Ki at a consideration of AUD10,000 (equivalent to $6,737), with no gain or loss on disposal. The consideration of AUD10,000 was received by QBS System on July 9, 2024.

The transaction resulted in a loss of control of QBS Pty. QBS Pty was not a significant subsidiary, and its disposition did not constitute a strategic shift that would have major effect on the Company’s operations and financial results. Accordingly, the operation result of QBS Pty was not reported as a discontinued operations in accordance with the guidance under ASC 205 “Preparation of Financial Statements”.